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                                                                    EXHIBIT 99.1

     On November 12, 2002, Midas, Inc., filed its Quarterly Report on Form 10-Q for the quarter ended September 28, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of Midas, Inc.'s President and acting Chief Executive Officer, Gary B. Vonk, and Chief Financial Officer, William M. Guzik, pursuant to 18 U.S.C. ss. 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below:

      Certification Of Chief Executive Officer And Chief Financial Officer
               Pursuant to 18 U.S.C. ss. 1350 adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

I, Gary B. Vonk, hereby certify pursuant to 18 U.S.C.ss. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge:

     (i) The accompanying Quarterly Report on Form 10-Q for the quarter ended September 28, 2002 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Midas, Inc.


 /s/  Gary B. Vonk
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Gary B. Vonk
President and acting Chief Executive Officer


I, William M. Guzik, hereby certify pursuant to 18 U.S.C. ss. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge:

     (i) The accompanying Quarterly Report on Form 10-Q for the quarter ended September 28, 2002 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Midas, Inc.


 /s/  William M. Guzik
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William M. Guzik
Chief Financial Officer